Exhibit 10.31

ADDENDUM No. 2 TO FINANCIAL LEASING AGREEMENT No. 235195 (Internal Sequence 90)

ENTERED INTO BETWEEN BANCOLOMBIA S.A. AND LATAM LOGISTIC COL PROPCO COTA 1 SAS

Between the undersigned, MARTIN ORLANDO PRIETO RODRIGUEZ, of legal age and resident of this city, bearer ID number 79.048.722, acting on behalf and legal representation of the company BANCOLOMBIA S.A., a commercial nature joint-stock company, domiciled in the city of Medellin, legally constituted, on the one hand; and on the other hand, FANGMAN MICHAEL PATRICK, of legal age and with domicile in Bogotá, identified as it appears at the bottom of his signature, and who acts on behalf and legal representation of the company LATAM LOGISTIC COL PROPCO COTA 1 SAS with NIT 9009868563, we have decided to modify Lease Agreement No. 235195 90, on the following terms:

FIRST. INITIAL PAYMENT AMOUNT, PROPERTY DESCRIPTION, CONTRACT PROPERTY VALUE. As of the signing of this addendum, the description of the property, the property value, and the initial payment amount of the contract will be as follows:

ASSET DESCRIPTION:

Warehouse 400 and 600 Logistic Park Project Street 80 Address KM 8.5 Highway Bogota, Medellin North Side Tenjo, with respective real estate registration numbers 50C-20864684 and 50N-20871373, respectively.

SUPPLIER: ALIANZA FIDUCIARIA SA NIT 860.531.315-3

CONTRACT VALUE: $114,385,350,200

ADDITIONAL RENT: $55,385,350,200

The other stipulations of the contract, not expressly modified by this document, continue to govern as originally agreed. For the record, this addendum is signed in the city of Bogotá on the third (3rd) of November of the year 2020, by the interested parties.

Bancolombia S.A NIT 89009039388 MARTIN ORLANDO PRIETO R. CC No. 79048722 Representative	Lessee LATAM LOGISTIC COL PROPCO COTA 1 SAS NIT 9009868563 FANGMAN MICHAEL PATRICK Passport No. 642954587 Legal representative

Lessee LATAM LOGISTIC COL PROPCO COTA 1 SAS NIT 9009868563 GUILLERMO JOSE ZARCO BERDEJO CC 79693866 Substitute legal representative	Lessee LATAM LOGISTIC COL PROPCO COTA 1 SAS NIT 9009868563 ESTEBAN SALDARRIAGA GAVIRIA CC 8171733 Substitute legal representative